Principal Funds, Inc.
Supplement dated June 24, 2019
to the Statement of Additional Information dated December 31, 2018 as amended and restated June 12, 2019
(as supplemented on June 14, 2019)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
Under Fundamental Restrictions, delete item 2(a), and replace with the following:

(a)
The Opportunistic Municipal Fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.